UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
INVESTMENT COMPANY ACT FILE NUMBER 811-22435
KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2011
Date of reporting period: August 31, 2011

Item 1: Scheduled Investments
KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2011
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 131.3%
Equity Investments(1) — 108.3%
United States — 108.3%
Public MLP, MLP Affiliate and Other Public Equity — 77.2%
Alliance Holdings GP, L.P.	46	$2,194
Boardwalk Pipeline Partners, LP	36	904
Buckeye Partners, L.P.	111	6,988
Buckeye Partners, L.P. — Unregistered, Class B Units(2)(3)	93	5,174
Capital Product Partners L.P.	225	1,529
Chesapeake Midstream Partners, L.P.	37	1,022
Crestwood Midstream Partners LP	80	2,054
Crude Carriers Corp.(4)	81	762
DCP Midstream Partners, LP	211	8,186
El Paso Pipeline Partners, L.P.	179	6,585
Enbridge Energy Partners, L.P.	270	7,685
Energy Transfer Equity, L.P.	265	10,120
Energy Transfer Partners, L.P.	321	14,462
Enterprise Products Partners L.P.	368	15,518
Exterran Partners, L.P.	213	4,866
Global Partners LP	205	4,083
Inergy, L.P.	96	2,717
Kinder Morgan Management, LLC(2)	91	5,522
MarkWest Energy Partners, L.P.	55	2,633
Navios Maritime Partners L.P.	26	409
Oiltanking Partners, L.P.(5)	60	1,432
ONEOK Partners, L.P.	299	13,006
Penn Virginia Resource Partners, L.P.	348	9,011
Plains All American Pipeline, L.P.(6)	103	6,231
Regency Energy Partners L.P.	392	9,357
SandRidge Permian Trust(5)	166	3,127
Spectra Energy Partners, LP	34	1,000
Targa Resources Partners LP	100	3,439
TC PipeLines, LP	118	5,140
Teekay LNG Partners L.P.	56	1,879
Teekay Offshore Partners L.P.	23	621
Teekay Tankers Ltd.	78	505
Tesoro Logistics LP	189	4,432
TransMontaigne Partners L.P.	59	2,010
VOC Energy Trust	97	2,167
Western Gas Partners, LP	43	1,576
Williams Partners L.P.	130	7,054

		175,400

Private MLP and Other Private Equity(3)(6)— 31.1%
Direct Fuels Partners, L.P. — Class A Common Units	2,500	32,500
Direct Fuels Partners, L.P. — Convertible Preferred Units(7)	144	2,911
Direct Fuels Partners, L.P. — Class D Preferred Units(8)	324	6,723
Plains All American GP LLC	3	5,151
ProPetro Services, Inc.(4)	150,097	5,519
VantaCore Partners LP(2)	1,465	13,914
VantaCore Partners LP — Class A Preferred Units(2)(9)	113	1,750
VantaCore Partners LP — Class B Preferred Units(2)(10)	133	2,335

		70,803

Total Equity Investments (Cost $233,323)		246,203

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2011
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Debt Investments — 23.0%
United States — 22.1%
Midstream — 6.6%
Crestwood Holdings Partners, LLC	(11)	10/1/16	$6,819	$6,887
Crestwood Midstream Partners LP	7.750%	4/1/19	8,335	8,002

				14,889

Upstream — 6.1%
Carrizo Oil & Gas, Inc.	8.625	10/15/18	3,000	3,075
CrownRock LP	10.000	8/15/16	3,250	3,024
Eagle Rock Energy Partners, L.P.	8.375	6/1/19	1,000	984
Laredo Petroleum, Inc.	9.500	2/15/19	6,500	6,906

				13,989

Other Energy — 9.4%
Calumet Specialty Products Partners, L.P.	9.375	5/1/19	2,000	1,940
Foresight Energy LLC	9.625	8/15/17	5,000	5,050
Penn Virginia Resource Partners, L.P.	8.250	4/15/18	2,925	2,852
ProPetro Services, Inc.(3)(6)	(12)	2/15/12	11,487	11,487

				21,329

Total United States (Cost $75,446)				50,207

Canada — 0.9%
Upstream — 0.9%
Southern Pacific Resources Corp. (Cost $2,042)	(13)	1/15/16	1,995	2,005

Total Debt Investments (Cost $77,488)				52,212

Total Long-Term Investments (Cost $310,811)				298,415

Repurchase Agreement — 1.5%
J.P. Morgan Securities Inc. (Agreement dated 8/31/2011 to be repurchased at $3,332), collateralized by $3,352 in U.S. Treasury securities (Cost $3,332)	—	9/1/11		3,332

Total Investments — 132.8% (Cost $314,143)				301,747

Senior Secured Credit Facility Borrowings				(70,000)
Other Liabilities in Excess of Other Assets				(4,471)

Net Assets				$227,276

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2011
(amounts in 000’s)
(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	All or a portion of distributions are paid-in-kind.

(3)	Fair valued and restricted security.

(4)	Security is non-income producing.

(5)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(6)	Kayne Anderson Energy Development Company (the “Company”) believes that it may be an affiliate of Direct Fuels Partners, L.P. (“Direct Fuels”) and that it is an affiliate of Plains All American GP LLC, Plains All American Pipeline, L.P., ProPetro Services, Inc. (“ProPetro”) and VantaCore Partners LP (“VantaCore”).

(7)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units.

(8)	The Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units have a liquidation preference of $20.00 per unit.

(9)	The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the Common and Class A Preferred Units to the extent that such units did not receive full cash distributions. The Class A Preferred Units are senior to VantaCore’s Common Units in liquidation preference.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. After one year of issuance, the holders of Class B Preferred Units will receive 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in liquidation preference.

(11)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of August 31, 2011).

(12)	Floating rate first lien term loan. Effective January 28, 2011, security pays interest in-kind that is added to the outstanding principal of the term loan at a rate of LIBOR + 1,000 basis points, with a 5% LIBOR floor (15.00% as of August 31, 2011).

(13)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of August 31, 2011).

     From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.
     At August 31, 2011, the Company held the following restricted investments.

				Number of
				Units,
				Warrants, or			Fair Value	Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	per Unit/	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Warrant	Assets	Assets

Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	6/10/11	(2)	93	$5,002	$5,174	$55.85	2.3%	1.7%
Direct Fuels Partners, L.P.(3)	Class A Common Units	6/11/07	(4)	2,500	41,359	32,500	13.00	14.3	10.5
Direct Fuels Partners, L.P.	Class A Convertible Preferred Units(5)	5/14/09	(4)	96	1,952	1,939	20.10	0.8	0.6
Direct Fuels Partners, L.P.	Class B Convertible Preferred Units(5)	8/25/09	(4)	27	538	546	20.30	0.2	0.2
Direct Fuels Partners, L.P.	Class C Convertible Preferred Units(5)	11/20/09	(4)	20	408	426	21.00	0.2	0.1
Direct Fuels Partners, L.P.	Class D Preferred Units	(6)	(4)	324	6	6,723	20.75	3.0	2.2
Plains All American GP LLC	Common Units	(7)	(4)	3	4,885	5,151	1,478	2.3	1.7
ProPetro Services, Inc.	Common Shares	2/15/07	(4)	150,097	13	5,519	0.04	2.4	1.8
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(4)	$11,487	36,776	11,487	n/a	5.1	3.7
VantaCore Partners LP(8)	Class A Common Units	(7)	(4)	1,465	21,425	13,914	9.50	6.1	4.4
VantaCore Partners LP	Class A Preferred Units	(9)	(4)	113	—	1,750	15.50	0.8	0.6
VantaCore Partners LP(10)	Class B Preferred Units	8/3/11	(4)	133	1,868	2,335	17.50	1.0	0.7

Total					$114,232	$87,464		38.5%	28.2%

Level 2 Investments(11)
Calumet Specialty Products Partners, L.P.	Senior Notes	4/15/11	(2)	$2,000	$2,000	$1,940	n/a	0.9%	0.6%
Crestwood Holdings Partners, LLC	Secured Term Loan	(7)	(4)	$6,819	6,726	6,887	n/a	3.0	2.2
Crestwood Midstream Partners LP	Senior Notes	(7)	(2)	$8,335	8,353	8,002	n/a	3.5	2.6
CrownRock LP	Senior Notes	8/12/11	(4)	$3,250	3,012	3,024	n/a	1.3	1.0
Eagle Rock Energy Partners, L.P.	Senior Notes	5/24/11	(2)	$1,000	993	984	n/a	0.5	0.3
Foresight Energy LLC	Senior Notes	8/6/10	(4)	$5,000	4,972	5,050	n/a	2.2	1.6
Laredo Petroleum, Inc.	Senior Notes	(7)	(4)	$6,500	6,729	6,906	n/a	3.0	2.2
Southern Pacific Resources Corp.	Secured Term Loan	5/5/11	(4)	$1,995	2,042	2,005	n/a	0.9	0.7

Total					$34,827	$34,798		15.3%	11.2%

Total of all restricted securities					$149,059	$122,262		53.8%	39.4%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions.

(2)	Unregistered security of a public company.

(3)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(4)	Unregistered security of a private company.

(5)	The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

(6)	The Direct Fuels Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. During the three months ended February 28, 2011, the Company received Class D Preferred Units in lieu of cash distributions.

(7)	These securities were acquired at various dates throughout the nine months ended August 31, 2011 and/or in prior years.

(8)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(9)	The VantaCore Class A Preferred Units are senior to the VantaCore Common Units in liquidation preference. The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. After one year of issuance, the holders of Class B Preferred Units will receive 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in liquidation preference.

(11)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or syndicate bank, principal market maker or an independent pricing service. These securities have limited trading volume and are not listed on a national exchange.
At August 31, 2011, the cost basis of investments for federal income tax purposes was $300,555. At August 31, 2011, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$39,499
Gross unrealized depreciation of investments	(38,307)

Net unrealized appreciation	$1,192

The identified cost basis of federal tax purposes is estimated based on information available from the Company’s portfolio companies. In some cases, this information is very limited. Accordingly, the actual cost basis may prove higher or lower than the estimated cost basis included in this footnote.
As required by the Fair Value Measurement and Disclosures of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.
The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.
Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2011, and the Company presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
Assets at Fair Value	Total	(Level 1)	(Level 2)	(Level 3)

Equity investments	$246,203	$170,226	$—	$75,977
Debt investments	52,212	—	40,725	11,487
Short-term investments	3,332	—	3,332	—
Other receivables(1)	5,040	—	—	5,040

Total assets at fair value	$306,787	$170,226	$44,057	$92,504

(1)	On April 18, 2011, the Company completed its sale of International Resource Partners (“IRP”). A portion of the total consideration was placed in escrow with the balance being paid in cash. Proceeds will be released from the escrow upon satisfaction of certain post-closing obligations or the expiration of certain time periods. The other receivable represents the Company’s estimated fair value of its portion of the escrow ($5,040). On July 13, 2011, the Company received proceeds totaling $2,035 for certain post-closing adjustments relating to the sale of IRP.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the nine months ended August 31, 2011.

	Nine Months Ended August 31, 2011
	Total	Debt	Equity

Balance — November 30, 2010	$143,811	$4,500	$139,311
Sale(1)	(102,045)	—	(102,045)
Realized gains (losses)	73,898	—	73,898
Unrealized gains (losses), net(2)	(43,214)	6,987	(50,201)
Purchases	16,918	—	16,918
Issuances	3,146	—	3,146
Transfer out	(5,050)	—	(5,050)
Settlements(3)	5,040	—	5,040

Balance — August 31, 2011	$92,504	$11,487	$81,017

(1)	Relates to the sale of the Company’s investment in IRP.

(2)	Of the $43,214 of net unrealized losses presented above, $59,614 of the unrealized loss results from the reversal of the unrealized gain attributable to IRP that was realized upon the sale of the Company’s investment during the fiscal second quarter 2011. The remaining unrealized gains of $16,400 relate to investments that are still held at August 31, 2011.

(3)	The amount reflects the fair value of the receivable, held in escrow, that the Company expects to receive in connection with the sale of IRP.

The purchases of $16,918 for the nine months ended August 31, 2011 relate to the Company’s purchase of Class B Preferred Units of VantaCore, a private investment in public equity (“PIPE investment”) in Regency Energy Partners L.P., the investment in Plains All American GP LLC and the Class B Units of Buckeye Partners, L.P. The issuances of $3,146 for the nine months ended August 31, 2011 relate to the issuance of Class D Preferred Units of Direct Fuels and the issuance of Class A Preferred Units of VantaCore. The Company’s investment in the common units of Regency Energy Partners L.P., which is noted as a transfer out of Level 3 in the table above, became readily marketable during the nine months ended August 31, 2011.
The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2011.
Securities valuation policies and other investment related disclosures are hereby incorporated by reference to the Company’s semi-annual report previously filed with the Securities and Exchange Commission on form N-CSR on July 22, 2011 with a file number 811-22435.
Other information regarding the Company is available in the Company’s most recent annual report. This information is also available on the Company’s website at www.kaynefunds.com; or on the website of the Securities and Exchange Commission, www.sec.gov.

Item 2: Controls and Procedures
     (a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934.
     (b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3: Exhibits
1.	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

/s/ Kevin S. McCarthy

Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors,
President and Chief Executive Officer
Date:	October 21, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin S. McCarthy

Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors, President and Chief Executive Officer
Date:	October 21, 2011

/s/ Terry A. Hart

Name:	Terry A. Hart
Title:	Chief Financial Officer and Treasurer
Date:	October 21, 2011